As filed with the Securities and Exchange Commission on February 9, 2012	File No. 333-159958; 333-165831

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 3
TO FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

UNITED COMMUNITY BANKS, INC.
(Exact name of issuer as specified in its charter)

Georgia	58-1807304
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

United Community Banks, Inc.
125 Highway 515 East
Blairsville, Georgia 30512
(706) 781-2265
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)
Jimmy C. Tallent 125 Highway 515 East Blairsville, Georgia 30512 (706) 781-2265 (Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
James W. Stevens Kilpatrick Townsend & Stockton LLP 1100 Peachtree Street, Suite 2800 Atlanta, Georgia 30309-4530 (404) 815-6500

Approximate date of commencement of proposed sale to the public:  From time to time after this registration statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See definition of “large accelerated filer,” “accelerated filer” and “smaller reporting company in Rule 12b-2 of the Exchange Act. (Check one):

Large Accelerated Filer ☐	Accelerated Filer ☒

Non-accelerated Filer ☐	Smaller Reporting Company ☐

(Do not check if smaller reporting company)

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine.

EXPLANATORY NOTE

This Post-Effective Amendment No. 3 (the “Amendment”) relates to the registrant’s Registration Statement on Form S-1 (File No. 333-159958; 333-165831) (the “Registration Statement”), which includes the prospectus that forms a part of such Registration Statement (the “Prospectus”). This Amendment is being filed to add to the filing Exhibit 23.1, the consent of the registrant’s independent registered accounting firm, Porter Keadle Moore, LLP, and to add the date of such firm’s report under the section entitled “Experts” in the Prospectus.

No additional filing fees are required for purposes of this Amendment as all filing fees in connection with the registration of the securities hereunder were previously paid at the time of all filings related to the Registration Statement.

EXPERTS

           The audited consolidated financial statements of United and its subsidiaries as of December 31, 2010 and 2009, and for the three-year period ended December 31, 2010, included in our Annual Report on Form 10-K/A for the year ended December 31, 2010, and the effectiveness of our internal control over financial reporting as of December 31, 2010, incorporated by reference in this prospectus have been audited by Porter Keadle Moore, LLP, independent registered public accounting firm, as stated in their report dated March 16, 2011, except for Note 2, as to which the date is February 9, 2012, which is incorporated by reference herein, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Item 16.  Exhibits and Financial Statement Schedules.

(a)  The following exhibits are filed on behalf of the registrant as part of this registration statement:

Exhibit No.	Description

3.1
Restated Articles of Incorporation of United Community Banks, Inc., as amended (incorporated herein by reference to Exhibit 3.1 to United Community Banks, Inc.’s Quarterly Report on Form 10-Q for the period ended June 30, 2011, filed with the SEC on August 9, 2011).

3.2
Amended and Restated Bylaws of United Community Banks, Inc., as amended (incorporated herein by reference to Exhibit 3.2 to United Community Banks, Inc.’s Quarterly Report on Form 10-Q for the period ended March 31, 2011, filed with the SEC on May 4, 2011).

4.1
See Exhibits 3.1 and 3.2 for provisions of the Restated Articles of Incorporation of United Community Banks, Inc., as amended, and the Amended and Restated Bylaws, as amended, of United Community Banks, Inc., which define the rights of security holders.

4.2
Letter Agreement, dated December 5, 2008, by and between United Community Banks, Inc. and the United States Department of the Treasury (incorporated herein by reference to Exhibit 10.1 to United Community Banks, Inc.’s Current Report on Form 8-K, filed with the SEC on December 5, 2008).

4.3
Securities Purchase Agreement, dated as of April 1, 2010 (incorporated herein by reference to Exhibit 1.2 to United Community Banks, Inc.’s Current Report on Form 8-K, filed with the SEC on April 1, 2010), as amended by the Amendment to Securities Purchase Agreement, dated as of June 11, 2010 (incorporated herein by reference to Exhibit 1.1 to United Community Banks, Inc.’s Current Report on Form 8-K, filed with the SEC on June 14, 2010).

4.4
Form of Warrants to Purchase Shares of Common Stock of United Community Banks, Inc. (incorporated herein by reference to Exhibit 1.3 to United Community Banks, Inc.’s Current Report on Form 8-K, filed with the SEC on April 1, 2010), as amended by Amendment to Warrants to Purchase Shares of Common Stock of United Community Banks, Inc., dated as of June 11, 2010 (incorporated herein by reference to Exhibit 1.2 to United Community Banks, Inc.’s Current Report on Form 8-K, filed with the SEC on June 14, 2010).

4.5
Tax Benefits Preservation Plan, dated as of February 22, 2011, by and between United Community Banks, Inc. and Illinois Stock Transfer Company (incorporated herein by reference to Exhibit 4.1 to United Community Banks, Inc.’s Current Report on Form 8-K, filed with the SEC on February 24, 2011), as amended by Amendment to Tax Benefits Preservation Plan, dated as of March 29, 2011 (incorporated herein by reference to Exhibit 4.1 to United Community Banks, Inc.’s Current Report on Form 8-K, filed with the SEC on March 31, 2011) and as amended by Second Amendment to Tax Benefits Preservation Plan, dated as of June 17, 2011 (incorporated herein by reference to Exhibit 1.1 to United Community Banks, Inc.’s Current Report on Form 8-K, filed with the SEC on June 21, 2011).

4.6
Form of Summary of Rights for Tax Benefits Preservation Plan, dated as of February 22, 2011, by and between United Community Banks, Inc. and Illinois Stock Transfer Company (incorporated herein by reference to Exhibit 4.2 to United Community Banks, Inc.’s Current Report on Form 8-K, filed with the SEC on February 24, 2011).

4.7	Form of Warrant to Purchase Common Stock (incorporated herein by reference to Exhibit 4.3 to United Community Banks, Inc’s Current Report on Form 8-K, filed with the SEC on February 24, 2011).

5	Opinion and Consent of Kilpatrick Townsend & Stockton LLP.*

10.1
United Community Banks, Inc.’s Profit Sharing Plan, dated as of March 9, 2001 (incorporated herein by reference to Exhibit 4.3 to United Community Banks, Inc.’s Registration Statement on Form S-8, File No. 333-86876, filed with the SEC on April 24, 2002).

10.2
Amendment No. 1 to United Community Banks, Inc.’s Profit Sharing Plan, dated as of March 15, 2002 (incorporated herein by reference to Exhibit 4.4 to United Community Banks, Inc.’s Registration Statement on Form S-8, File No. 333-86876, filed with the SEC on April 24, 2002).

10.3
United Community Banks, Inc.’s 2000 Key Employee Stock Option Plan (incorporated herein by reference to Exhibit 4.3 to United Community Banks, Inc.’s Registration Statement on Form S-8, File No. 333-99849, filed with the SEC on September 19, 2002).

10.4
Amendment to United Community Banks, Inc.’s 2000 Key Employee Stock Option Plan, dated March 5, 2004 (incorporated herein by reference to United Community Banks, Inc.’s Registration Statement on Form S-4, filed with the SEC on September 9, 2004).

10.5
Split-Dollar Agreement between United and Jimmy C. Tallent dated June 1, 1994 (incorporated herein by reference to Exhibit 10.11 to United Community Banks, Inc.’s Annual Report on Form 10-K for the year ended December 31, 1994, File No. 0-21656).

10.6
Form of Amended and Restated Change of Control Severance Agreement by and between United Community Banks, Inc. and Jimmy C. Tallent, Guy W. Freeman, Rex S. Schuette and David Shearrow (incorporated herein by reference to Exhibit 10.8 to United Community Banks, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008, File No. 0-21656, filed with the SEC on February 27, 2009).

10.7
Employment Agreement by and between United Community Banks, Inc. and Glenn S. White (incorporated herein by reference to Exhibit 10.9 to United Community Banks, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008, File No. 0-21656, filed with the SEC on February 27, 2009).

10.8
United Community Banks, Inc.’s Amended and Restated Modified Retirement Plan, effective as of January 1, 2005 (incorporated herein by reference to Exhibit 10.10 to United Community Banks, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008, File No. 0-21656, filed with the SEC on February 27, 2009).

10.9
United Community Banks, Inc.’s Amended and Restated Deferred Compensation Plan, effective as of January 1, 2005 (incorporated herein by reference to Exhibit 10.11 to United Community Banks, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008, File No. 0-21656, filed with the SEC on February 27, 2009).

10.10
United Community Banks, Inc. Dividend Reinvestment and Share Purchase Plan (incorporated herein by reference to Exhibit 4 to United Community Banks, Inc.’s Registration Statement on Form S-3D, File No. 333-127477, filed with the SEC on August 12, 2005).

10.11
United Community Banks, Inc. Employee Stock Purchase Plan, effective as of December 20, 2005 (incorporated herein by reference to Exhibit 4 to United Community Banks, Inc.’s Registration Statement on Form S-8, File No. 333-130489, filed with the SEC on December 20, 2005).

10.12
Amendment Number 2 to United Community Banks, Inc. 2000 Key Employee Stock Option Plan, dated April 26, 2006 (incorporated herein by reference to Exhibit 10.1 to United Community Banks, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, File No. 0-21656, filed with the SEC on August 8, 2006).

10.13
United Community Banks, Inc.’s Amended and Restated 2000 Key Employee Stock Option Plan (incorporated herein by reference to Exhibit 10.1 to United Community Banks, Inc.’s Current Report on Form 8-K, filed with the SEC on May 1, 2007).

10.14
Form of Senior Executive Officer Incentive Stock Option Agreement (incorporated herein by reference to Exhibit 10.3 to United Community Banks, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, File No. 0-21656, filed with the SEC on August 7, 2009).

10.15
Form of Senior Executive Officer Nonqualified Stock Option Agreement (incorporated herein by reference to Exhibit 10.1 to United Community Banks, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, File No. 0-21656, filed with the SEC on August 7, 2009).

10.16
Form of Senior Executive Officer Restricted Stock Unit Award Agreement (incorporated herein by reference to Exhibit 10.2 to United Community Banks, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, File No. 0-21656, filed with the SEC on August 7, 2009).

10.17
United Community Banks, Inc.’s Management Incentive Plan (incorporated herein by reference to Exhibit 10.5 to United Community Banks, Inc.’s Current Report on Form 8-K, filed with the SEC on May 1, 2007).

10.18
Amendment No. 1 to United Community Banks, Inc.’s Amended and Restated 2000 Key Employee Stock Option Plan (incorporated herein by reference to Exhibit 10.1 to United Community Banks, Inc.’s Current Report on Form 8-K, filed with the SEC on April 13, 2007).

10.19
Subordinated Term Loan Agreement, dated as of August 29, 2008, among United Community Bank, as borrower, the lenders from time to time party thereto, and SunTrust Bank as administrative agent (incorporated herein by reference to Exhibit 10.1 to United Community Banks, Inc.’s current report on Form 8-K,  filed with the SEC on August 28, 2008).

10.20
Letter Agreement, dated December 5, 2008, between United Community Banks, Inc. and the United States Treasury, with respect to the issuance and sale of Series B Preferred Stock and the Warrant (incorporated herein by reference to Exhibit 10.1 to United Community Banks, Inc.’s current Report on Form 8-K, filed with the SEC on December 5, 2008).

10.21
Form of Senior Executive Officer Waiver, dated December 5, 2008, by Jimmy C. Tallent, Guy W. Freeman, Rex S. Schuette, David Shearrow and Glenn S. White (incorporated herein by reference to Exhibit 10.23 to United Community Banks, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008, File No. 0-21656, filed with the SEC on February 27, 2009).

10.22
Asset Purchase Agreement, dated April 1, 2010 by and among United Community Bank and Fletcher  International, Inc. and certain affiliates thereof who may become parties thereto as purchasers (incorporated  herein by reference to Exhibit 1.1 to United Community Banks, Inc.’s Current Report on Form 8-K, filed with the  SEC on April 1, 2010).

10.23
Securities Purchase Agreement, dated April 1, 2010 between United Community Banks, Inc. and Fletcher  International, Ltd. (incorporated herein by reference to Exhibit 1.2 to United Community Banks, Inc.’s Current  Report on Form 8-K, filed with the SEC on April 1, 2010).

10.24
Amendment to Securities Purchase Agreement, dated June 11, 2010 between United Community Banks,  Inc. and Fletcher International, Ltd. (incorporated herein by reference to Exhibit 1.1 to United Community Banks,  Inc.’s Current Report on Form 8-K, filed with the SEC on June 14, 2010).

10.25
Share Exchange Agreement dated as of February 22, 2011, by and among United Community Banks, Inc.  and Elm Ridge Offshore Master Fund, Ltd and Elm Ridge Value Partners L.P. (incorporated herein by reference to Exhibit 10.25 to United Community Banks, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2010, File No. 001-35095, filed with the SEC on March 16, 2011).

10.26
Investment Agreement, dated as of March 16, 2011, between United Community Banks, Inc. and Corsair Georgia, L.P. (incorporated herein by reference to Exhibit 10.1 to United Community Banks, Inc.’s Current Report on Form 8-K, filed with the SEC on March 17, 2011).

10.27
Form of Subscription Agreement, dated as of March 16, 2011, between United Community Banks, Inc. and each Additional Investor (incorporated herein by reference to Exhibit 10.2 to United Community Banks, Inc.’s Current Report on Form 8-K, filed with the SEC on March 17, 2011).

10.28
Asset Purchase and Sale Agreement, dated as of April 18, 2011, among United Community Bank, CF Southeast, LLC and CF Southeast Trust 2011-1 (incorporated herein by reference to Exhibit 10.3 to United Community Banks, Inc.’s Quarterly Report on Form 10-Q for the period ended March 31, 2011, filed with the SEC on May 4, 2011).

12	Computation of Ratio of Earnings to Fixed Charges.**

21
Subsidiaries of United (incorporated herein by reference to Exhibit 21 to United Community Banks, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2010, File No. 001-35095, filed with the SEC on March 16, 2011).

23.1	Consent of Porter Keadle Moore, LLP.

23.2	Consent of Kilpatrick Townsend & Stockton LLP (included as part of Exhibit 5).

* Previously filed with the SEC on March 31, 2010 as Exhibit 5 to United Community Banks, Inc.'s registration statement on Form S-3, File No. 333-165831.
** Previously filed with the SEC on January 17, 2012 as Exhibit 12 to Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Post-Effective Amendment No. 3 to the registration statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Blairsville, state of Georgia, on February 9, 2012.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Jimmy C. Tallent
Jimmy C. Tallent
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 to the registration statement on Form S-1 has been signed by the following persons in the capacities indicated on February 9, 2012.

Signature	Title

/s/ Jimmy C. Tallent	President, Chief Executive Officer and Director
Jimmy C. Tallent	(Principal Executive Officer)

/s/ Rex S. Schuette	Executive Vice President and Chief Financial Officer
Rex S. Schuette	(Principal Financial Officer)

/s/Alan H. Kumler	Senior Vice President, Controller and Chief Accounting Officer
Alan H. Kumler	(Principal Accounting Officer)

*	Chairman of the Board
Robert L. Head, Jr.

*	Vice Chairman of the Board
W.C. Nelson, Jr.

*	Director
Robert Blalock

*	Director
Cathy Cox

*	Director
Hoyt O. Holloway

*	Director
John D. Stephens

*	Director
Tim Wallis

By:	/s/ Jimmy C. Tallent
Jimmy C. Tallent Attorney-in-Fact (Pursuant to a Power of Attorney)